SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 24, 2004

CABLEVISION SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)

1-14764 (Commission File Number)	11-3415180 (IRS Employer Identification Number)

CSC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)

1-9046 (Commission File Number)	11-2776686 (IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
(516) 803-2300

ITEM 5.   OTHER EVENTS.

On March 24, 2004, the arbitration panel referred to in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2003 (the “Form 10-K”) under “Legal Proceedings — YES Network” announced its determination of the terms of the agreement pursuant to which the Registrants will carry the YES Network programming. The Registrants believe that carrying the YES Network programming under the terms established by the arbitration panel will not have a significant impact on annual adjusted operating cash flow (defined as operating income (loss) before depreciation and amortization, stock plan income or expense and restructuring charges or credits) after taking into account related anticipated rate increases and changes in programming packages. For the first quarter of 2004, the Registrants believe that the impact on adjusted operating cash flow of carrying the YES Network programming will be disproportionately greater than the annual impact, reflecting the impact of retroactively applying the terms of the arbitration settlement for 2003 in the first quarter of 2004, without the offsetting impact of rate increases, as well as the impact of associated legal costs. The Registrants expect that the litigation filed by the YES Network and described in the Form 10-K will be dismissed.

ITEM 9.   REGULATION FD DISCLOSURE.

On March 29, 2004, officers of the Registrants expect to meet with securities analysts, investors and potential investors and confirm the Registrants’ guidance for 2004 as set forth in their press release dated March 2, 2004, except that officers of the Registrants expect to note that the rate of growth of adjusted operating cash flow (defined as operating income (loss) before depreciation and amortization, stock plan income or expense and restructuring charges or credits) for the first quarter of 2004 may be lower than expected, reflecting the impact of retroactively applying the terms of the arbitration settlement for 2003 in the first quarter of 2004, without the offsetting impact of rate increases, as well as the impact of associated legal costs. A copy of that press release was attached as Exhibit 99.1 to the Registrant’ Current Report on Form 8-K furnished, not filed, by the Registrants to the Securities and Exchange Commission on March 3, 2004.

The above paragraph and the press release referred to in that paragraph contain statements that constitute forward-looking statements within the meaning of the Private Securities litigation Reform Act of 1995. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors, including financial community and rating agency perceptions of the company and its business, operations, financial condition and the industry in which it operates and the factors described in the Registrants’ filings with the Securities and Exchanges Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in those filings. The Registrants disclaim any obligation to update the forward-looking statements contained herein or therein.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION

	By:	/s/ Andrew B. Rosengard

		Name:	Andrew B. Rosengard
		Title:	Executive Vice President - Finance
Date: March 29, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.

	By:	/s/ Andrew B. Rosengard

		Name:	Andrew B. Rosengard
		Title:	Executive Vice President - Finance
Date: March 29, 2004

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